LAW OFFICES
         Ballard Spahr Andrews & Ingersoll, LLP                    BALTIMORE, MD
             1735 MARKET STREET, 51ST FLOOR                           DENVER, CO
         PHILADELPHIA, PENNSYLVANIA 19103-7599                SALT LAKE CITY, UT
                   215-665-8500                                     VOORHEES, NJ
                FAX: 215-864-8999                                 WASHINGTON, DC
            LAWYERS@BALLARDSPAHR.COM                              WILMINGTON, DE









                                                              February 4, 2005


PBHG Funds
c/o Liberty Ridge Capital, Inc.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
                  Re: Proposed Reorganization of PBHG Emerging Growth Fund Federal Income Tax Consequences

Ladies and Gentlemen:

                  With reference to the Registration Statement on Form N-14 (the "Registration Statement") filed on February 4, 2005, by PBHG Funds, a Delaware statutory trust ("PBHG"), with the Securities and Exchange Commission in connection with the proposed transaction (the "Transaction") contemplated by the Plan of Reorganization (the "Plan") adopted by PBHG, acting on behalf of PBHG Strategic Small Company Fund (the "Acquiring Fund") and PBHG Emerging Growth Fund (the "Acquired Fund"), which Plan is described in the Registration Statement and filed as an Exhibit thereto, we hereby confirm that the discussion set forth under the caption "Additional Information About the Plan of Reorganization-Federal Income Tax Consequences" in the Registration Statement provides a summary of the material federal income tax consequences that would be generally relevant to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in the Transaction and accurately describes the opinion (the "Closing Opinion") that we anticipate rendering at the closing of the Transaction ("Closing").

                  Our delivery of the Closing Opinion is conditioned upon (a) the Transaction taking place in the manner described in the Plan and (b) there being no change in the Internal Revenue Code, United States Treasury regulations, judicial decisions or administrative rulings and pronouncements of the Internal Revenue Service between the date hereof and the date of Closing. As described in the section of the Registration Statement referenced above, the Closing Opinion will be further conditioned upon our receiving such executed letters of representation from PBHG as we shall request.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Proxy Statement and Prospectus included therein. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


                                     Very truly yours,

                                     /s/ Ballard Spahr Andrews & Ingersoll, LLP

                   LAW OFFICES
         Ballard Spahr Andrews & Ingersoll, LLP                    BALTIMORE, MD
            1735 MARKET STREET, 51ST FLOOR                            DENVER, CO
         PHILADELPHIA, PENNSYLVANIA 19103-7599                SALT LAKE CITY, UT
                   215-665-8500                                     VOORHEES, NJ
                FAX: 215-864-8999                                 WASHINGTON, DC
             LAWYERS@BALLARDSPAHR.COM                             WILMINGTON, DE












                                                                February 4, 2005


PBHG Funds
c/o Liberty Ridge Capital, Inc.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
                  Re: Proposed Reorganization of PBHG Large Cap Fund Federal Income Tax Consequences

Ladies and Gentlemen:

                  With reference to the Registration Statement on Form N-14 (the "Registration Statement") filed on February 4, 2005, by PBHG Funds, a Delaware statutory trust ("PBHG"), with the Securities and Exchange Commission in connection with the proposed transaction (the "Transaction") contemplated by the Plan of Reorganization (the "Plan") adopted by PBHG, acting on behalf of PBHG Focused Fund (the "Acquiring Fund") and PBHG Large Cap Fund (the "Acquired Fund"), which Plan is described in the Registration Statement and filed as an Exhibit thereto, we hereby confirm that the discussion set forth under the caption "Additional Information About the Plan of Reorganization-Federal Income Tax Consequences" in the Registration Statement provides a summary of the material federal income tax consequences that would be generally relevant to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in the Transaction and accurately describes the opinion (the "Closing Opinion") that we anticipate rendering at the closing of the Transaction ("Closing").

                  Our delivery of the Closing Opinion is conditioned upon (a) the Transaction taking place in the manner described in the Plan and (b) there being no change in the Internal Revenue Code, United States Treasury regulations, judicial decisions or administrative rulings and pronouncements of the Internal Revenue Service between the date hereof and the date of Closing. As described in the section of the Registration Statement referenced above, the Closing Opinion will be further conditioned upon our receiving such executed letters of representation from PBHG as we shall request.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Proxy Statement and Prospectus included therein. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


                                     Very truly yours,

                                     /s/ Ballard Spahr Andrews & Ingersoll, LLP

                   LAW OFFICES
         Ballard Spahr Andrews & Ingersoll, LLP                    BALTIMORE, MD
             1735 MARKET STREET, 51ST FLOOR                           DENVER, CO
         PHILADELPHIA, PENNSYLVANIA 19103-7599                SALT LAKE CITY, UT
                   215-665-8500                                     VOORHEES, NJ
                 FAX: 215-864-8999                                WASHINGTON, DC
             LAWYERS@BALLARDSPAHR.COM                             WILMINGTON, DE










                                                               February 4, 2005


PBHG Funds
c/o Liberty Ridge Capital, Inc.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
                  Re: Proposed Reorganization of PBHG Select Growth Fund Federal Income Tax Consequences

Ladies and Gentlemen:

                  With reference to the Registration Statement on Form N-14 (the "Registration Statement") filed on February 4, 2005, by PBHG Funds, a Delaware statutory trust ("PBHG"), with the Securities and Exchange Commission in connection with the proposed transaction (the "Transaction") contemplated by the Plan of Reorganization (the "Plan") adopted by PBHG, acting on behalf of PBHG Large Cap Growth Concentrated Fund (the "Acquiring Fund") and PBHG Select Growth Fund (the "Acquired Fund"), which Plan is described in the Registration Statement and filed as an Exhibit thereto, we hereby confirm that the discussion set forth under the caption "Additional Information About the Plan of Reorganization-Federal Income Tax Consequences" in the Registration Statement provides a summary of the material federal income tax consequences that would be generally relevant to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in the Transaction and accurately describes the opinion (the "Closing Opinion") that we anticipate rendering at the closing of the Transaction ("Closing").

                  Our delivery of the Closing Opinion is conditioned upon (a) the Transaction taking place in the manner described in the Plan and (b) there being no change in the Internal Revenue Code, United States Treasury regulations, judicial decisions or administrative rulings and pronouncements of the Internal Revenue Service between the date hereof and the date of Closing. As described in the section of the Registration Statement referenced above, the Closing Opinion will be further conditioned upon our receiving such executed letters of representation from PBHG as we shall request.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and in the Proxy Statement and Prospectus included therein. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


                                     Very truly yours,

                                     /s/ Ballard Spahr Andrews & Ingersoll, LLP